                                                                   EXHIBIT 99(c)

                       AMERICAN HONDA FINANCE CORPORATION
Annual Statement to Certificateholder--Honda Auto Receivables 2002-1 Owner Trust
                          04/01/2002 THROUGH 03/31/2003


I. ORIGINAL DEAL PARAMETER
--------------------------
INPUTS
------
  (A) Total Portfolio Balance                                                             $2,082,211,927.51
  (B) Total Securities Balance                                                            $2,082,211,927.51
  (C) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                           $559,000,000.00
    (ii)  Class A-1 Notes Percentage (C(i)/IB)                                                       26.85%
    (iii) Class A-1 Notes Rate                                                                     1.82000%
    (iv) Class A-1 Notes Accrual Basis                                                           Actual/360
  (D) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                           $472,000,000.00
    (ii)  Class A-2 Notes Percentage (D(i)/IB)                                                       22.67%
    (iii) Class A-2 Notes Rate                                                                       2.550%
    (iv) Class A-2 Notes Accrual Basis                                                               30/360
  (E) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                           $696,000,000.00
    (ii)  Class A-3 Notes Percentage (E(i)/B)                                                        33.43%
    (iii) Class A-3 Notes Rate                                                                       3.500%
    (iv) Class A-3 Notes Accrual Basis                                                               30/360
  (F) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                           $303,156,000.00
    (ii)  Class A-4 Notes Percentage (F(i)/B)                                                        14.56%
    (iii) Class A-4 Notes Rate                                                                       4.220%
    (iv) Class A-4 Notes Accrual Basis                                                               30/360
  (G) Certificates
    (i)   Certificates Balance                                                               $52,055,927.51
    (ii)  Certificates Percentage (G(i)/B)                                                            2.50%
    (iii) Certificates Rate                                                                          4.220%
    (iv) Certificates Accrual Basis                                                                  30/360
  (H) Servicing Fee Rate                                                                              1.00%
  (I) Portfolio Summary
    (i)   Weighted Average Coupon (WAC)                                                               6.66%
    (ii)  Weighted Average Original Maturity                                                          55.66 months
 (WAOM)
    (iii) Weighted Average Remaining Maturity                                                         46.82 months
 (WAM)
    (iv) Number of Receivables                                                                      149,463
  (J) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                                                  0.50%
    (ii)  Reserve Account Initial Deposit                                                    $10,411,059.64
    (iii) Specified Reserve Account                                                                   0.75%
 Percentage
    (iv) Specified Reserve Account Balance                                                   $10,411,059.64

  (K) Yield Supplement Account Deposit                                                        $1,570,025.47

II. INPUTS FROM PREVIOUS
------------------------
MONTHLY SERVICER REPORTS
------------------------
  (A) Total Portfolio Balance                                                             $1,879,711,241.45
  (B) Total Securities Balance                                                            $1,879,711,241.45
  (C) Cumulative Note and Certificate Pool
 Factor                                                                                           0.9027473
  (D) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                           $356,499,313.94
    (ii)  Class A-1 Notes Pool Factor                                                             0.6377447
    (iii) Class A-1 Notes Interest Carryover

  Shortfall                                                                                           $0.00
    (iv) Class A-1 Notes Principal Carryover
  Shortfall                                                                                           $0.00
  (E) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                           $472,000,000.00
    (ii)  Class A-2 Notes Pool Factor                                                             1.0000000
    (iii) Class A-2 Notes Interest Carryover
  Shortfall                                                                                           $0.00
    (iv) Class A-2 Notes Principal Carryover
  Shortfall                                                                                           $0.00
  (F) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                           $696,000,000.00
    (ii)  Class A-3 Notes Pool Factor                                                             1.0000000
    (iii) Class A-3 Notes Interest Carryover                                                          $0.00
  Shortfall
    (iv) Class A-3 Notes Principal Carryover                                                          $0.00
  Shortfall
  (G) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                           $303,156,000.00
    (ii)  Class A-4 Notes Pool Factor                                                             1.0000000
    (iii) Class A-4 Notes Interest Carryover                                                          $0.00
  Shortfall
    (iv) Class A-4 Notes Principal Carryover                                                          $0.00
  Shortfall
  (H) Certificates
    (i)   Certificates Balance                                                               $52,055,927.51
    (ii)  Certificates Pool Factor                                                                1.0000000
    (iii) Certificates Interest Carryover Shortfall                                                   $0.00
     (iv) Certificates Principal Carryover                                                             $0.00
  Shortfall
  (I) Servicing Fee
    (i)   Servicing Fee Shortfall                                                                     $0.00
  (J) End of Prior Month Account Balances
    (i)   Reserve Account                                                                    $14,609,033.99
    (ii)   Yield Supplement Account                                                           $1,208,025.93
    (iii) Payahead Account                                                                       $86,827.39
    (iv) Advances Outstanding                                                                 $1,127,408.51
  (K) Portfolio Summary as of End of Prior
 Year
    (i)   Weighted Average Coupon (WAC)                                                               6.66%
    (ii)  Weighted Average Remaining Maturity                                                               months
 (WAM)                                                                                        44.02
    (iii) Number of Receivables                                                                     143,834
  (L) Note and Certificate Percentages
    (i)   Note Percentage                                                                           100.00%
    (ii)  Certificate Percentage                                                                      0.00%

III. INPUTS FROM
----------------
THE MAINFRAME
-------------
  (A) Precomputed Contracts Principal
    (i)   Scheduled Principal Collections                                                     $4,205,093.51
    (ii)  Prepayments in Full                                                                 $1,773,954.75
    (iii) Prepayments in Full due to Repurchases                                                      $0.00
  (B) Precomputed Contracts Total Collections                                                 $6,567,802.93
  (C) Precomputed Interest Receivables Interest
 (B-A((I)+(ii)+(iii)))                                                                          $588,754.67
  (D) Simple Interest Receivables Principal                                                              $0
    (i)   Principal Collections                                                             $485,744,311.33
    (ii)  Prepayments in Full                                                               $264,828,450.77
    (iii) Repurchased Receivables Related to
 Principal                                                                                            $0.00
  (E) Simple Interest Receivables Interest


    (i)   Simple Interest Collections                                                       $100,443,852.54
  (F) Payment Advance for Precomputes
    (i) Reimbursement of Previous Advances                                                      $234,001.35
    (ii) Current Advance Amount                                                                 $215,873.76
  (G) Interest Advance for simple Interest - Net                                              ($305,400.84)
  (H) Payahead Account
    (i)  Payments Applied                                                                       $403,686.77
    (ii) Additional Payaheads                                                                   $407,648.63
  (I) Portfolio Summary as of End of Month
    (i)   Weighted Average Coupon (WAC)                                                               6.69%
    (ii)  Weighted Average Remaining Maturity                                                               months
 (WAM)                                                                                                33.67
    (iii) Remaining Number of Receivables                                                           113,227

                                                              # Units               Dollar Amount
(J) Delinquent Receivables                                    -------               -------------
    (i)  31-60 Days Delinquent                           2,431        2.15%         $26,042,047.40  2.35%
    (ii)  61-90 Days Delinquent                            437        0.39%          $4,720,642.02  0.43%
    (ii) 91 Days or More Delinquent                         71        0.06%            $787,359.87  0.07%
  (K) Vehicles Repossessed During Collection
 Period                                                     92        0.08%          $1,118,246.59  0.10%
  (L) Total Accumulated Repossessed Vehicles
 in Inventory                                              190        0.17%          $2,087,638.90  0.19%

IV. INPUTS DERIVED FROM OTHER
-----------------------------
SOURCES
-------
  (A) Collection Account Investment Income                                                            $0.00
  (B) Reserve Account Investment Income                                                         $171,092.36
  (C) Yield Supplement Account Investment
Income                                                                                           $11,111.33
  (D) Trust Fees Expense                                                                          $6,000.00
  (E) Aggregate Net Losses for Collection
Period                                                                                        $7,931,116.94
  (F) Liquidated Receivables Information
    (i) Gross Principal Balance on Liquidated
Receivables                                                                                  $13,163,699.47
    (ii) Liquidation Proceeds                                                                  3,529,452.53
    (ii) Recoveries from Prior Month Charge
Offs                                                                                          $1,703,130.00
  (G) Days in Accrual Period                                                                            365
  (H) Deal age                                                                                           15

                                   COLLECTIONS

V. INTEREST COLLECTIONS
-----------------------
  (A) Total Interest Collections (III(C+E(i)-
F(i)+F(ii)+G)                                                                               $100,709,078.78

VI. PRINCIPAL COLLECTIONS
-------------------------
  (A) Principal Payments Received
(III(A((i)+(ii))+(D(i)+(ii)))                                                               $756,551,810.36
  (B) Liquidation Proceeds  (IV(F(i)))                                                         3,529,452.53
  (C) Repurchased Loan Proceeds Related to
Principal  (III(A(iii)+D(iii)))                                                                        0.00
  (D) Recoveries from Prior Month Charge Offs
(IV(F(ii)))                                                                                    1,703,130.00
                                                                                    ------------------------
  (E) Total Principal Collections (A+B+C+D)                                                  761,784,392.89



VII. TOTAL INTEREST AND PRINCIPAL
---------------------------------
COLLECTIONS (V(A)+VI(E))                                                                     862,493,471.67
------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                  $906,301.03
------------------------------

IX. TOTAL AVAILABLE AMOUNT
--------------------------
(VII+VIII)
----------
                                                                                             863,399,772.70


                                  DISTRIBUTIONS

X. FEE DISTRIBUTIONS
--------------------
  (A) Servicing Fee
    (i)   Servicing Fee Due
(I(H)/12)(II(B))+(II(H)(i))                                                                  $15,177,357.03
    (ii)  Servicing Fee Paid                                                                 $15,177,357.03
                                                                                    ------------------------
    (iii) Servicing Fee Shortfall                                                                     $0.00
  (B) Reserve Account Investment Income
(IV(B))                                                                                          171,092.36
  (C) Yield Supplement Account Investment
Income  (IV(C))                                                                                   11,111.33
  (D) Trust Fees Expense (IV(D))
                                                                                                   6,000.00

XI. DISTRIBUTIONS TO
--------------------
NOTEHOLDERS
-----------
  (A) Interest
    (i) Class A-1 Notes
       (a)   Class A-1 Notes Interest Due                                                     $1,754,565.78
       (b)  Class A-1 Notes Interest Paid                                                      1,754,565.78
                                                                                    ------------------------
       (c) Class A-1 Notes Interest Shortfall                                                         $0.00
    (ii) Class A-2 Notes
       (a)   Class A-2 Notes Interest Due                                                     $9,558,050.95
       (b)  Class A-2 Notes Interest Paid                                                      9,558,050.95
                                                                                    ------------------------
       (c) Class A-2 Notes Interest Shortfall                                                         $0.00
    (iii) Class A-3 Notes
       (a)   Class A-3 Notes Interest Due                                                    $24,360,000.00
       (b)  Class A-3 Notes Interest Paid                                                     24,360,000.00
                                                                                    ------------------------
       (c) Class A-3 Notes Interest Shortfall                                                         $0.00
    (iv) Class A-4 Notes
       (a)   Class A-4 Notes Interest Due                                                    $12,793,183.20
       (b)  Class A-4 Notes Interest Paid                                                     12,793,183.20
                                                                                    ------------------------
       (c) Class A-4 Notes Interest Shortfall                                                         $0.00
    (v) Total Note Interest
       (a)   Total Note Interest Due                                                         $48,465,799.93
       (b)  Total Note Interest Paid                                                          48,465,799.93
                                                                                    ------------------------
       (c) Total Note Interest Shortfall                                                              $0.00
       (d) Reserve Fund Withdrawn for Note
Interest                                                                                              $0.00
Amount available for distributions after Fees &
Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                                     799,750,615.74
  (B) Principal
    (i) Noteholders' Principal Distribution
Amounts                                                                                     $757,098,873.63
    (ii) Class A-1 Notes Principal
       (a)   Class A-1 Notes Principal Due                                                   356,499,313.94
       (b)  Class A-1 Notes Principal Paid                                                   356,499,313.94
                                                                                    ------------------------
       (c) Class A-1 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (iii) Class A-2 Notes Principal


       (a)   Class A-2 Notes Principal Due                                                  $400,599,559.69
       (b)  Class A-2 Notes Principal Paid                                                  $400,599,559.69
                                                                                    ------------------------
       (c) Class A-2 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (iv) Class A-3 Notes Principal
       (a)   Class A-3 Notes Principal Due                                                            $0.00
       (b)  Class A-3 Notes Principal Paid                                                            $0.00
                                                                                    ------------------------
       (c) Class A-3 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (v) Class A-4 Notes Principal
       (a)   Class A-4 Notes Principal Due                                                            $0.00
       (b)  Class A-4 Notes Principal Paid                                                            $0.00
                                                                                    ------------------------
       (c) Class A-4 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (vi) Total Notes Principal
       (a)   Total Notes Principal Due                                                      $757,098,873.63
       (b)  Total Notes Principal Paid                                                       757,098,873.63
                                                                                    ------------------------
       (c) Total Notes Principal Shortfall                                                            $0.00
       (d) Reserve Fund drawn                                                                         $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
  Amount available for deposit into reserve
account                                                                                      $42,651,742.11
  Amount deposited into reserve Account                                                                0.00
                                                                                    ------------------------
  Excess Amount Release from Reserve
Account                                                                                        4,197,974.35
                                                                                    ------------------------
  Excess funds available to Certificateholders                                                46,849,716.46
                                                                                    ------------------------

XIII. DISTRIBUTIONS TO
----------------------
CERTIFICATEHOLDERS
------------------
  (A) Interest
     (i)   Certificate Interest Due                                                           $2,084,654.10
     (ii)   Certificate Interest Shortfall
Beginning Balance                                                                                     $0.00
                                                                                    ------------------------
     (iii)   Total Certificate Interest Due                                                   $2,084,654.10
     (iv)  Certificate Interest Paid                                                           2,084,654.10
     (v) Certificate Interest Shortfall Ending
Balance                                                                                               $0.00
  (B) Principal
     (i)   Certificate Principal Due                                                         $12,616,636.20
     (ii)   Certificate Principal Shortfall
Beginning Balance                                                                                     $0.00
                                                                                    ------------------------
     (iii)   Total Certificate Principal Due                                                 $12,616,636.20
     (iv)  Certificate Principal Paid                                                         12,616,636.20
     (v) Certificate Principal Shortfall Ending
Balance                                                                                               $0.00
  (C) Release to Seller                                                                      $32,148,426.16

                              DISTRIBUTIONS SUMMARY

  (A) Total Collections                                                                     $863,399,772.70
  (B) Service Fee                                                                            $15,177,357.03
  (C) Trustee Fees                                                                                $6,000.00
  (D) Class A1 Amount                                                                       $358,253,879.72
  (E) Class A2 Amount                                                                       $410,157,610.64
  (F) Class A3 Amount                                                                        $24,360,000.00
  (G) Class A4 Amount                                                                        $12,793,183.20
  (H) Amount Deposited into Reserve
Account                                                                                               $0.00
  (I) Certificateholders                                                                     $14,701,290.30


  (J) Release to seller                                                                      $32,148,426.16
  (K) Total amount distributed                                                              $867,597,747.05
  (L) Amount of Draw from Reserve Account                                                              0.00
  (M) Excess Amount Released from Reserve
Account                                                                                        4,197,974.35

                         PORTFOLIO AND SECURITY SUMMARY

XIV. POOL BALANCES AND
----------------------
PORTFOLIO INFORMATION
---------------------

                                                   ---------------------             -----------------------
  (A) Balances and Principal Factors                Beginning of Period                       End of Period
                                                    -------------------                       -------------
    (i)    Aggregate Balance of Notes                 $1,827,655,313.94                   $1,070,556,440.31
    (ii)   Note Pool Factor                                   0.9002536                           0.5273272
    (iii)  Class A-1 Notes Balance                       356,499,313.94                                0.00
    (iv)   Class A-1 Notes Pool Factor                        0.6377447                           0.0000000
    (v)    Class A-2 Notes Balance                       472,000,000.00                       71,400,440.31
    (vi)   Class A-2 Notes Pool Factor                        1.0000000                           0.1512721
    (vii)  Class A-3 Notes Balance                       696,000,000.00                      696,000,000.00
    (viii) Class A-3 Notes Pool Factor                        1.0000000                           1.0000000
    (ix)  Class A-4 Notes Balance                        303,156,000.00                      303,156,000.00
    (x) Class A-4 Notes Pool Factor                           0.0000000                           1.0000000
    (xi)   Certificates Balance                           52,055,927.51                       39,439,291.31
    (xii)    Certificates Pool Factor                         1.0000000                           0.7576331
    (xiii)   Total Principal Balance of Notes and
Certificates                                           1,879,711,241.45                    1,109,995,731.62

  (B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                           6.66%                               6.69%
    (ii)  Weighted Average Remaining Maturity                           months                              months
 (WAM)                                                            44.02                               33.67
    (iii) Remaining Number of Receivables                       143,834                             113,227
    (iv)  Portfolio Receivable Balance                $1,879,711,241.45                   $1,109,995,731.62
  (C) Outstanding Advance Amount                          $1,127,408.51                         $803,880.08
  (D) Outstanding Payahead Balance                           $86,827.39                          $90,789.25

                               SUMMARY OF ACCOUNTS

XV. RECONCILIATION OF
---------------------
RESERVE ACCOUNT
---------------
  (A) Beginning Reserve Account Balance                                                      $14,609,033.99
  (B) Draws                                                                                            0.00
    (i)   Draw for Servicing Fee                                                                       0.00
    (ii)  Draw for Interest                                                                            0.00
    (iii) Draw for Realized Losses                                                                     0.00
  (C) Excess Interest Deposited into the Reserve
Account                                                                                                0.00
  (D) Reserve Account Balance Prior to Release                                                14,609,033.99
  (E) Reserve Account Required Amount                                                         10,411,059.64
  (F) Final Reserve Account Required Amount                                                   10,411,059.64
  (G) Excess Reserve Account Amount                                                            4,197,974.35
  (H) Ending Reserve Account Balance                                                          10,411,059.64

XVI. RECONCILIATION OF YIELD
----------------------------
SUPPLEMENT ACCOUNT
------------------
  (A) Beginning Yield Supplement Account
Balance                                                                                        1,208,025.93
  (B) Investment Earnings                                                                         11,111.33
  (C) Investment Earnings Withdraw                                                                11,111.33


  (D) Additional Yield Supplement Amounts                                                              0.00
  (E) Yield Supplement Deposit Amount                                                            906,301.03
                                                                                    ------------------------
  (F) Ending Yield Supplement Account
Balance                                                                                          301,724.90

XVII. NET LOSS AND DELINQUENCY
------------------------------
ACCOUNT ACTIVITY
----------------
  (A) Liquidated Contracts
    (i)   Liquidation Proceeds                                                                $3,529,452.53
    (ii) Recoveries on Previously Liquidated
Contracts                                                                                      1,703,130.00
  (B) Aggregate Net Losses for Collection
Period                                                                                         7,931,116.94
  (C) Net Loss Rate for Collection Period
(annualized)                                                                                          0.53%
  (D) Cumulative Net Losses for all Periods                                                    8,110,158.75

  (E) Delinquent Receivables                      # Units                 Dollar Amount
                                                  -------                 -------------
    (i)  31-60 Days Delinquent                2,431        2.15%        $26,042,047.40  2.35%
    (ii)  61-90 Days Delinquent                 437        0.39%         $4,720,642.02  0.43%
    (ii) 91 Days or More Delinquent              71        0.06%           $787,359.87  0.07%

XVIII. REPOSSESSION ACTIVITY
                                                  # Units                 Dollar Amount
                                                  -------                 -------------
  (A) Vehicles Repossessed During Collection
Period                                           92        0.08%         $1,118,246.59  0.10%
  (B) Total Accumulated Repossessed Vehicles
in Inventory                                    190        0.17%         $2,087,638.90  0.19%


XIX. TESTS FOR INCREASE IN SPECIFIED
------------------------------------
RESERVE ACCOUNT BALANCE
-----------------------

  (A) Ratio of Net Losses to the Pool Balance as
of Each Collection Period
    (i) Second Preceding Collection Period                                                            0.66%
    (ii) Preceding Collection Period                                                                  0.66%
    (iii) Current Collection Period                                                                   0.53%
    (iv) Three Month Average (Avg(i,ii,iii))                                                          0.61%
  (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the
Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period                                                            0.79%
    (ii) Preceding Collection Period                                                                  0.68%
    (iii) Current Collection Period                                                                   0.62%
    (iv) Three Month Average (Avg(i,ii,iii))                                                          0.70%


  (C) Loss and Delinquency Trigger Indicator                                           Trigger was not hit.



I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.


By:
/S/ JOHN I. WEISICKLE
JOHN I. WEISICKLE, VICE PRESIDENT